UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 19, 2015

MEDIFIRST SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-178825	27-3888260
State or other jurisdiction	Commission File Number	IRS Employer
incorporation		Identification No.

4400 Route 9 South, Suite 1000, Freehold, NJ	07728
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (732)-786-8044

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5-	Corporate Governance and Management

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change of Fiscal Year

Effective November 19, 2015, the Company amended its Articles of Incorporation to increase its authorized capital to 1,500,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock. All other provisions of the Articles of Incorporation in effect prior to this amendment remained unchanged.

2

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIFIRST SOLUTIONS, INC.

Dated: November 23, 2015	By:	/s/ Bruce Schoengood
President and Chief Executive Officer

3

Exhibit 16.1	Letter from David A. Aronson, CPA, P.A., pursuant to Item 304 of Regulation S-K